LAZARD ASSET MANAGEMENT

Lazard World
Dividend & Income
Fund, Inc.

Third Quarter Report

S E P T E M B E R    3 0 ,    2 0 0 7

Lazard World Dividend & Income Fund, Inc

Investment Overview

Dear Shareholder,

We are pleased to present the Third Quarter Report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the period ended September 30, 2007. The Fund is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

The Fund has been in operation for more than two years, and we are pleased with the Fund’s performance since its inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of September 30, 2007)

For the third quarter of 2007, the Fund’s Net Asset Value (“NAV”) performance declined by 0.6%, while the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®) (the “Index”) gained 3.5%. For the year-to-date through September 30, 2007, the Fund’s NAV return of 10.6% trailed the Index return of 13.7%. However, the Fund’s longer-term record is very favorable with a one year NAV return of 25.1% versus the Index return of 24.0%, and the since inception annualized NAV return of 22.6%, which has outperformed the Index return of 20.8%. Shares of LOR ended the third quarter of 2007 with a market price of $22.50, representing a 3.0% discount to the Fund’s NAV of $23.19. The Fund’s net assets were $159.6 million as of September 30, 2007, with total leveraged assets of $224.3 million, representing 28.9% leverage.

We believe that LOR’s investment thesis remains sound, as demonstrated by the Fund’s favorable NAV performance since inception. Returns for the smaller, short-duration1 emerging market currency and debt portion of the Fund were very strong throughout the third quarter and have been a meaningful positive contributor to performance for the year-to-date and since inception periods. However, third-quarter returns for the Fund’s world equity portfolio detracted from overall relative performance, as holdings in financial stocks and other companies exposed to U.S. housing underperformed significantly amid the financial crisis and turmoil in the credit markets.

As of September 30, 2007, 66.9% of the Fund’s total leveraged assets consisted of world equities and 33.1% consisted of emerging market currency and debt instruments.

Declaration of Dividends

The Fund’s Board of Directors has declared a monthly dividend distribution of $0.1167 per share on the Fund’s outstanding stock each month since inception. The Fund continues to maintain this distribution level. Furthermore, the Fund has made additional distributions of accumulated income and net realized capital gains, twice in 2006, as well as in September 2007. The cumulative distributions for the last 12 months ended September 30, 2007 totaled $4.0562 per share, representing a market yield of 18.0% (including capital gains), based on the share price of $22.50 at the close of NYSE trading on September 30, 2007. Note that LOR does not pay a managed distribution, and, as such, there has been no return of capital to investors since the Fund’s inception.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics. You may also reach Lazard by phone at 1-800-828-5548.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Message from the Portfolio Managers

World Equity Portfolio
(66.9% of total leveraged assets)

The Fund’s world equity portfolio is primarily invested in 60 to 90 securities, consisting primarily of the highest dividend-yielding stocks selected from the current holdings of other accounts managed by the Investment Manager. The portfolio is broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Pfizer, a research-based, global pharmaceutical company that is based in the United States; HSBC Holdings, a U.K.-based banking group that provides a variety of international banking and financial services worldwide; Ford Otomotiv Sanayi, a Turkish manufacturer and distributor of motor vehicles (primarily commercial) and parts that offers its products under the Ford brand; and Nissen Holdings, a mail-order company based in Japan that is engaged in catalog and direct sales of a broad range of products and services.

As of September 30, 2007, 35.4% of the Fund’s world equity portfolio investments were based in North America, 19.6% were from the United Kingdom, 17.2% were based in Continental Europe (not including the United Kingdom), 8.6% were from Africa and the Middle East, 8.5% were from Asia, 7.6% were from Australia and New Zealand, and 3.1% were from Latin America. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at September 30, were financials (30.2%), which includes banks, insurance companies, and financial services companies, and telecommunications services (17.0%), a sector that encompasses those industries that provide voice, data, and video communications services. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, health care, industrials, information technology, materials, and utilities. The average dividend yield on the world equity portfolio was approximately 5.0% as of September 30, 2007.

World Equity Markets Review
Turmoil in the global credit markets triggered significant volatility in global equities during the quarter, with stocks falling sharply mid-quarter before rebounding and ending with only modest losses in local currency terms. After an extended period of easily available credit, increasing defaults among subprime U.S. mortgages led to a sharp rise in the yield spreads above Treasuries among a wide variety of debt instruments, including the LIBOR rates at which banks make loans to one another. This higher cost of short-term financing had a significant impact on banks that were reliant on this form of financing, with U.K. mortgage lender Northern Rock being bailed out by the Bank of England amid lines of customers seeking to withdraw their deposits. Stocks rallied late in the quarter, as the credit environment improved somewhat, and the U.S. Federal Reserve (the “Fed”) lowered interest rates by a greater-than-expected 50 basis points to 4.75%. Financial stocks were particularly hard hit in the decline, based on concerns that they would suffer losses in their investment portfolios and reduced fee income due to a slowdown in new security issuance. In addition, investment banks that had extended financing to fund recent mergers faced losses due to their inability to resell the loans profitably in a more risk-adverse environment. Surprisingly, emerging markets stocks significantly outperformed, as investors expect these economies to continue to grow strongly even if weakness in the U.S. housing market leads to a significant economic slowdown in the U.S. In addition, the aggressive cut in interest rates triggered fears that easier monetary policy could cause an upturn in inflation, increasing the attractiveness of hard assets, such as commodities, which are an important driver of many emerging economies. Energy and materials stocks performed well, and surprisingly, technology stocks outperformed amid the volatility. Conversely, financial stocks performed poorly, and consumer discretionary stocks were also weak, based on concerns that declining housing prices would hurt consumer spending. Regionally, stocks

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

in the Emerging Markets, Australasia, and Far East (other than Japan) outperformed the broad market, while equities in the U.K. and Japan underperformed.

What Helped and What Hurt LOR
The Fund’s world equity portfolio is managed using a valuation-driven disciplined investment process, which focuses on the highest dividend-yielding stocks selected from the current holdings of other accounts managed by the Investment Manager. This process typically drives capital toward cash generative, shareholder-oriented companies that are currently out of favor with investors. Thus, as financial stocks underperformed during 2007 while their dividend payments remained stable, the Fund substantially increased in the portfolio’s weight in financial stocks and other companies exposed to U.S. housing. This positioning was very detrimental to relative performance during the quarter, as financial stocks underperformed significantly amid the financial crisis and turmoil in the credit markets. U.K. mortgage provider Bradford and Bingley was hurt by the dramatic rise in the cost of short-term interbank financing, and the position was sold due to concerns about the company’s reliance on this uncertain source of financing. U.S. retail banks, such as Huntington Bancorp, National City, and First Horizon, were also very weak due to concerns about slowing mortgage originations and deteriorating credit. However, while mortgage profitability will be depressed for a period of time, we believe that these companies have solid franchises, histories of strong credit underwriting, and compelling valuations. Portfolio holdings in Citigroup, UBS, Barclays, Royal Bank of Scotland, and Nomura were also weak, due to investors’ concerns about the credit markets. The weakness in U.S. housing also hurt other areas of the market, such as industrial holdings, including Masco, a maker of home improvement and building products. Despite a weak U.S. housing market, we believe that Masco will still generate free cash flow that constitutes 9.0% of its market capitalization, and it will be returning nearly all of that free cash flow to shareholders through dividends and share buybacks. Stock selection in technology also hurt returns for the world equity portfolio, as a primary holding in this group, Taiwan Semiconductor, was relatively weak, while many low-yielding, large-cap technology companies, such as Cisco and IBM, performed well. While performance benefited from good stock selection in the utilities, consumer staples, and consumer discretionary sectors, including a timely buy of catering-services provider Centerplate, this was not enough to offset the weakness in other parts of the portfolio.

Emerging Market Currency and Debt Portfolio (33.1% of total leveraged assets)

The Fund also seeks enhanced income through investing in high-yielding, short-duration (typically, under one year) emerging market forward currency contracts and local currency debt instruments. As of September 30, 2007, this portfolio consisted primarily of forward currency contracts (73.0%) and a smaller allocation to sovereign debt obligations (23.0%) and structured notes (4.0%). The average duration of the emerging market currency and debt portfolio was approximately 8.4 months, as of September 30, with an average yield of 7.9%.2

Emerging Market Currency and Debt Market Review
The third quarter saw the meltdown in the U.S. housing market spill over into the financial markets. The lack of transparency surrounding the true quality of debt assets held in funds as well as in other structured investment vehicles, which are essentially off-balance sheet entities set up by banks, led to widespread fears about the extent of the liabilities that would have to be absorbed back onto the banks’ balance sheets. This resulted in a drastic decline in inter-bank lending and a scarcity of funds, even for overnight tenors. The Fed responded by easing rates, and market risk appetite sharply rebounded, as belief took hold that the Fed recognized the seriousness of the situation and would act preemptively. Surprisingly, central banks in a number of emerging countries hiked rates in

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

the face of the inter-bank credit squeeze and Fed’s easing, as the theme of energy and food price inflation continued. Official policy rates moved upward in such diverse countries as Peru, Chile, the Czech Republic, Poland, South Africa, Colombia, Israel, China, and Taiwan. Other emerging market central banks permitted currency strength/appreciation as their monetary tightening instrument of choice, by reducing their currency market intervention to buy U.S. dollars. Notable currency appreciation occurred in such diverse markets as Kuwait, Nigeria, Mauritius, Egypt, India, Russia, and the Philippines. Importantly, with strong balance of payments within these countries and rising inflationary risks in many emerging economies, continued monetary tightening outside of the U.S. further enhances emerging market central bank credibility, as country-specific issues dictate policy response, more than global liquidity concerns.

We retain a positioning bias in fundamentally sound countries and low correlated frontier markets that we believe will outperform under such conditions. Our exposure to sovereign credit risk remains low, as we are capturing similar levels of compensation in the currency forward market, while incurring considerably fewer (duration, convertibility, liquidity, credit, regulatory, etc.) risks.

What Helped and What Hurt LOR
Nearly every position in the Fund’s emerging market currency and debt portfolio contributed to its strong positive performance in the third quarter. Holdings in the Middle East were strong contributors, particularly those in Turkey and Israel. In addition, the portfolio benefited from timely positioning ahead of the Kuwaiti dinar’s 2.0% revaluation in July. In Europe, the portfolio took profits as the Slovakia koruna experienced near-record strength in July. Returns also benefited from the portfolio’s lack of exposure to Romania, as the leu depreciated by nearly 10.0% in the third quarter. Latin America was a strong contributor to performance, due to the portfolio’s heavy Brazilian exposure. In the Commonwealth of Independent States and Baltic region, returns were boosted by holdings in Russia, Ukraine, and Kazakhstan. In Russia, where the portfolio has sizeable exposure, current and capital account surpluses as well as EUR/$ strength within the central bank’s dual-currency basket management led to strong performance. In Africa, holdings in uncorrelated countries, such as Tanzania, Nigeria, and Egypt helped to insulate the emerging market currency and debt portfolio during the jittery global market environment in July and August. Uganda detracted from performance as the unexpected cancellation of two T-bill auctions prompted shilling depreciation due to the resultant excess money market liquidity.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Notes to Investment Overview:

1	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, nor a guarantee, of future results. The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of September 30, 2007; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will not have been repurchased. The specific portfolio holdings discussed may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of the Fund’s investment objective, strategies, risks and fees.

Please consider the Fund’s investment objective, risks, charges and expenses carefully before investing. For more complete information about the Fund, you may obtain the prospectus by calling 800-828-5548, or online, at www.LazardNet.com. Read the prospectus carefully before you invest. The prospectus contains investment objective, risks, charges, expenses and other information about the Fund, which may not be detailed in this report.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index* (unaudited)

Average Annual Total Returns*
Periods Ended September 30, 2007
(unaudited)

	One	Since
	Year	Inception**
Market Price	28.53%	19.02%
Net Asset Value	25.06	22.60
MSCI ACWI Index	24.01	20.76

*	All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings
September 30, 2007 (unaudited)

		Percentage of
Security	Value	Net Assets
Eni SpA	$6,524,805	4.09%
Bank of America Corp.	6,349,101	3.98
Taiwan Semiconductor Manufacturing Co., Ltd.	5,525,970	3.46
Lloyds TSB Group PLC	5,004,138	3.14
The Dow Chemical Co.	4,921,758	3.08
HSBC Holdings PLC	4,608,797	2.89
OPAP SA	4,226,949	2.65
Telstra Corp., Ltd. Installment Receipts	4,212,779	2.64
Souza Cruz SA	3,950,283	2.48
Vodafone Group PLC	3,922,750	2.46

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments
September 30, 2007 (unaudited)

Description	Shares	Value
Common Stocks—94.9%

Australia—5.1%
Amcor, Ltd. (c)	197,287	$1,288,468
Lion Nathan, Ltd. (c)	178,456	1,457,645
TABCORP Holdings, Ltd. (c)	86,000	1,153,002
Telstra Corp., Ltd. Installment
Receipts (c), (f)	1,664,500	4,212,779
Total Australia		8,111,894

Belgium—0.5%
Telenet Group Holding NV (a)	23,300	808,521

Brazil—2.9%
Redecard SA	40,700	750,074
Souza Cruz SA (c)	152,700	3,950,283
Total Brazil		4,700,357

Canada—0.9%
Rothmans, Inc.	58,700	1,361,613

Egypt—2.2%
Egyptian Company for Mobile Services	105,054	3,513,645

Finland—1.5%
Fortum Oyj	34,400	1,259,251
Sampo Oyj, A Shares	36,800	1,120,494
Total Finland		2,379,745

France—2.9%
Axa	24,700	1,102,288
Establissements Maurel et Prom	49,000	1,043,886
Gaz de France	21,600	1,119,380
Total SA	15,847	1,285,048
Total France		4,550,602

Greece—3.4%
Motor Oil (Hellas) Corinth
Refineries SA	44,700	1,182,403
OPAP SA	109,273	4,226,949
Total Greece		5,409,352
Description	Shares	Value
India—1.0%
Oil and Natural Gas Corp., Ltd.	67,889	$1,654,313

Israel—2.3%
Bank Hapoalim BM	731,918	3,734,740

Italy—6.5%
Eni SpA	176,529	6,524,805
Intesa Sanpaolo	359,700	2,770,028
Mediaset SpA	109,400	1,126,422
Total Italy		10,421,255

Japan—2.6%
Ichiyoshi Securities Co., Ltd.	98,700	1,046,084
Nissen Holdings Co., Ltd.	95,600	547,758
Nomura Holdings, Inc.	60,500	1,013,111
SBI Holdings, Inc.	2,505	656,660
Sega Sammy Holdings, Inc.	71,700	953,797
Total Japan		4,217,410

Mexico—1.2%
Kimberly-Clark de Mexico SAB
de CV, Series A	415,900	1,874,748

Netherlands—2.4%
Royal Dutch Shell PLC, A Shares	94,200	3,879,669

New Zealand—2.1%
Telecom Corp. of New Zealand, Ltd.	985,777	3,329,492

Norway—0.5%
Prosafe ASA	47,100	835,635

South Africa—1.8%
Kumba Iron Ore, Ltd.	47,500	1,556,530
Pretoria Portland Cement Co., Ltd.	188,009	1,303,053
Total South Africa		2,859,583

Switzerland—0.9%
UBS AG	26,300	1,409,331

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)
September 30, 2007 (unaudited)

Description	Shares	Value
Taiwan—4.4%
Taiwan Mobile Co., Ltd.	1,045,000	$1,421,725
Taiwan Semiconductor
Manufacturing Co., Ltd.	2,835,535	5,525,970
Total Taiwan		6,947,695

Turkey—1.8%
Ford Otomotiv Sanayi AS	116,500	1,231,074
Turkcell Iletisim Hizmetleri AS ADR	76,600	1,630,048
Total Turkey		2,861,122

United Kingdom—16.1%
AstraZeneca PLC	13,600	678,568
Barclays PLC	187,500	2,274,827
GlaxoSmithKline PLC	47,600	1,257,802
HSBC Holdings PLC	250,100	4,608,797
Kingfisher PLC	565,015	2,058,225
Lloyds TSB Group PLC	452,756	5,004,138
Old Mutual PLC (c)	705,600	2,304,398
Royal Bank of Scotland Group PLC	115,502	1,235,419
Taylor Wimpey PLC	121,100	680,338
United Utilities PLC	77,700	1,108,114
Venture Production PLC	38,227	529,596
Vodafone Group PLC	1,090,889	3,922,750
Total United Kingdom		25,662,972

United States—31.9%
Altria Group, Inc. (c)	21,600	1,501,848
Bank of America Corp. (c)	126,300	6,349,101
Bristol-Myers Squibb Co. (c)	78,500	2,262,370
CBL & Associates Properties, Inc. (c)	46,500	1,629,825
Centerplate, Inc. IDS	77,600	1,340,152
Cinemark Holdings, Inc.	65,400	1,213,824
Citigroup, Inc. (c)	75,800	3,537,586
Citizens Communications Co. (c)	206,100	2,951,352
Du Pont (E.I.) de Nemours & Co. (c)	56,100	2,780,316
Energy Transfer Equity LP	13,300	456,190
Enterprise GP Holdings LP	11,700	443,430
Enterprise Products Partners LP	12,600	381,150
First Horizon National Corp. (c)	49,700	1,325,002
Huntington Bancshares, Inc. (c)	159,100	2,701,518
Johnson & Johnson (c)	24,500	1,609,650
Description	Shares	Value
Louisiana-Pacific Corp. (c)	76,600	$1,299,902
Masco Corp.	109,900	2,546,383
National City Corp. (c)	62,600	1,570,634
Pfizer, Inc. (c)	113,600	2,775,248
Reynolds American, Inc.	35,900	2,282,881
The Dow Chemical Co. (c)	114,300	4,921,758
United Online, Inc. (c)	81,800	1,227,818
USA Mobility, Inc. (a), (c)	90,600	1,528,422
Verizon Communications, Inc. (c)	51,500	2,280,420
Total United States		50,916,780

Total Common Stocks
(Identified cost $139,726,987)		151,440,474

	Principal
	Amount
Description	(000) (d)	Value

Foreign Government
Obligations—10.4%

Costa Rica—0.0%
Costa Rican Bono de Estabilizacion
Monetaria:
0.00%, 10/10/07	200	385
13.35%, 09/24/08	100	204
Total Costa Rica		589

Egypt—2.6%
Egypt Treasury Bills:
0.00%, 10/23/07	9,775	1,740,658
0.00%, 10/30/07	4,175	742,407
0.00%, 12/18/07	9,300	1,637,649
Total Egypt		4,120,714

Ghana—0.2%
Ghanaian Government Bond,
13.50%, 03/30/10	330	347,553

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)
September 30, 2007 (unaudited)

	Principal
	Amount
Description	(000) (d)	Value
Hungary—2.1%
Hungarian Government Bonds:
9.50%, 02/12/09	279,190	$1,627,649
6.50%, 08/12/09	144,530	808,482
6.25%, 08/24/10	168,230	932,272
Total Hungary		3,368,403

Israel—0.9%
Israeli Government Bonds:
6.00%, 01/31/10	2,550	650,241
5.50%, 02/28/17	3,050	743,861
Total Israel		1,394,102

Mexico—0.6%
Mexican Bonos,
9.00%, 12/20/12	9,367	901,094

Turkey—4.0%
Turkish Government Bonds:
0.00%, 08/13/08	1,100	789,606
0.00%, 11/26/08	1,688	1,159,919
0.00%, 02/04/09	2,141	1,428,879
14.00%, 01/19/11	3,809	3,051,711
Total Turkey		6,430,115

Total Foreign Government
Obligations
(Identified cost $15,548,467)		16,562,570
	Principal
	Amount
Description	(000) (d)	Value
Structured Notes—1.8%

Brazil—1.6%
Citibank Brazil Inflation-Linked
Bond NTN-B:
6.90%, 05/18/09 (e)	557	$745,104
7.00%, 08/17/10 (e)	698	925,626
6.80%, 05/18/15 (e)	659	888,673
Total Brazil		2,559,403

Colombia—0.2%
Citibank Colombia TES Credit Linked
Unsecured Note,
10.55%, 04/27/12 (e)	251	308,329

Total Structured Notes
(Identified cost $2,150,996)		2,867,732

Repurchase Agreement—0.3%
State Street Bank and Trust Co.,
3.45%, 10/01/07
(Dated 09/28/07, collateralized by
$460,000 United States
Treasury Note, 4.875%, 06/30/12,
with a value of $477,250)
Proceeds of $463,133
(Identified cost $463,000) (c)	$463	463,000

Total Investments—107.4%
(Identified cost $157,889,450) (b)		$171,333,776
Liabilities in Excess of Cash
and Other Assets—(7.4)%		(11,771,307)
Net Assets—100.0%		$159,562,469

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)
September 30, 2007 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2007:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
AED	10/25/07	2,366,000	$ 644,687	$ 644,829	$ 142	$ —
AED	01/23/08	3,220,656	879,000	879,374	374	—
ARS	10/04/07	591,850	190,000	187,860	—	2,140
ARS	10/24/07	1,102,603	356,000	349,013	—	6,987
ARS	10/29/07	1,271,223	411,000	402,110	—	8,890
ARS	10/30/07	1,758,244	568,000	556,087	—	11,913
ARS	10/31/07	1,758,244	568,000	556,010	—	11,990
ARS	01/16/08	3,014,746	956,000	940,121	—	15,879
ARS	01/28/08	1,222,230	393,000	380,233	—	12,767
BRL	11/13/07	7,080,090	3,565,000	3,829,290	264,290	—
BRL	12/19/07	283,710	147,000	152,851	5,851	—
COP	10/16/07	1,827,711,000	834,000	902,057	68,057	—
COP	12/21/07	714,144,000	344,000	350,156	6,156	—
COP	01/23/08	996,696,000	508,000	486,800	—	21,200
COP	01/31/08	1,526,610,000	755,000	744,934	—	10,066
EGP	10/12/07	2,226,070	393,000	397,900	4,900	—
EUR	10/04/07	954,634	1,301,406	1,357,771	56,365	—
GHC	10/11/07	141,000	149,380	148,418	—	962
GHC	10/22/07	553,896	588,000	582,252	—	5,748
GHC	12/18/07	38,868	41,000	40,574	—	426
GHC	01/09/08	722,376	762,000	751,788	—	10,212
GHC	01/14/08	175,177	185,000	182,172	—	2,828
GHC	03/13/08	169,223	175,982	174,434	—	1,548
GHC	03/20/08	248,000	257,368	255,372	—	1,996
GHC	03/27/08	54,000	55,779	55,542	—	237
GHC	03/28/08	54,000	55,779	55,529	—	250
GHC	07/21/08	459,895	470,000	460,068	—	9,932
HUF	10/17/07	301,382,600	1,646,000	1,704,026	58,026	—
HUF	02/29/08	144,365,483	800,186	810,002	9,816	—
IDR	10/10/07	1,508,800,000	160,000	164,826	4,826	—
IDR	10/22/07	8,054,960,000	856,000	878,929	22,929	—
IDR	10/22/07	12,677,580,000	1,381,000	1,383,333	2,333	—
IDR	12/13/07	5,432,540,000	596,000	590,597	—	5,403
IDR	12/21/07	12,109,530,000	1,347,000	1,315,746	—	31,254
IDR	01/17/08	4,955,820,000	547,000	537,524	—	9,476
ILS	03/11/08	3,460,367	842,000	863,893	21,893	—
ILS	06/11/08	3,386,640	824,000	844,862	20,862	—
ILS	07/07/08	3,750,048	898,000	935,111	37,111	—
INR	11/23/07	29,855,500	725,000	748,436	23,436	—
INR	12/07/07	22,679,240	556,000	568,333	12,333	—
INR	12/12/07	33,980,310	819,000	851,422	32,422	—
KWD	10/31/07	496,636	1,719,000	1,777,701	58,701	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)
September 30, 2007 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2007 (continued):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
KZT	10/01/07	53,817,920	$ 423,047	$ 444,875	$ 21,828	$ —
KZT	10/05/07	52,905,000	420,181	436,995	16,814	—
KZT	10/10/07	68,444,810	553,000	564,816	11,816	—
KZT	10/10/07	62,322,000	506,312	514,290	7,978	—
KZT	10/11/07	46,879,950	381,665	386,786	5,121	—
KZT	10/30/07	25,712,000	211,100	211,374	274	—
KZT	12/24/07	48,940,000	400,000	399,436	—	564
MUR	11/30/07	14,395,389	449,000	471,269	22,269	—
MUR	01/03/08	7,792,087	243,000	253,601	10,601	—
MXN	02/29/08	3,720,704	338,000	336,644	—	1,356
MXN	03/31/08	3,059,937	270,000	276,188	6,188	—
MYR	11/05/07	2,265,908	661,000	665,975	4,975	—
MYR	11/13/07	2,424,363	721,000	712,801	—	8,199
MYR	11/14/07	2,183,129	651,000	641,903	—	9,097
MYR	11/19/07	2,132,592	616,000	627,183	11,183	—
MYR	12/28/07	1,588,945	461,500	468,045	6,545	—
MYR	01/11/08	1,793,616	528,000	528,607	607	—
MYR	03/28/08	1,580,176	461,500	467,008	5,508	—
NGN	10/05/07	115,570,000	890,157	922,233	32,076	—
NGN	12/05/07	49,797,000	385,490	390,794	5,304	—
NGN	12/13/07	111,462,575	875,000	874,730	—	270
NGN	01/10/08	95,347,000	747,145	741,272	—	5,873
NGN	01/14/08	104,862,000	821,606	815,246	—	6,360
NGN	03/07/08	99,055,813	784,000	770,106	—	13,894
PHP	10/11/07	29,296,800	626,000	650,020	24,020	—
PHP	01/22/08	10,131,750	225,000	224,022	—	978
PHP	01/25/08	19,458,680	436,000	430,203	—	5,797
PHP	01/30/08	31,967,280	696,000	706,621	10,621	—
PHP	02/11/08	25,210,900	559,000	557,033	—	1,967
PHP	02/13/08	57,314,447	1,245,000	1,266,267	21,267	—
PLN	10/31/07	1,191,700	425,000	449,797	24,797	—
PLN	11/13/07	1,944,026	704,000	733,854	29,854	—
PLN	02/22/08	3,133,899	1,118,000	1,183,019	65,019	—
RUB	11/07/07	19,417,680	724,000	777,760	53,760	—
RUB	12/10/07	10,734,780	419,000	428,966	9,966	—
RUB	02/01/08	101,653,000	3,829,431	4,057,544	228,113	—
RUB	02/26/08	11,889,190	461,000	474,600	13,600	—
RUB	05/23/08	16,375,000	638,775	652,952	14,177	—
RUB	09/19/08	16,102,170	549,000	639,682	90,682	—
SGD	10/10/07	1,686,570	1,107,000	1,136,986	29,986	—
SGD	10/24/07	721,333	474,000	486,777	12,777	—
SKK	10/09/07	15,673,108	638,000	658,188	20,188	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)
September 30, 2007 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2007 (concluded):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
SKK	10/15/07	11,223,828	$462,000	$471,430	$9,430	$—
SKK	10/29/07	20,434,212	828,000	858,664	30,664	—
SKK	10/29/07	8,577,510	355,000	360,435	5,435	—
SKK	10/04/07	32,143,494	1,303,012	1,349,646	46,634	—
TZS	10/16/07	349,856,500	266,000	282,530	16,530	—
TZS	11/02/07	316,915,000	241,000	255,062	14,062	—
TZS	11/07/07	338,754,000	258,000	272,420	14,420	—
TZS	01/18/08	220,744,000	164,000	175,629	11,629	—
TZS	01/22/08	217,350,000	161,000	172,794	11,794	—
TZS	02/05/08	257,664,000	183,000	204,288	21,288	—
TZS	02/06/08	353,556,000	252,000	280,261	28,261	—
TZS	04/16/08	567,840,000	416,000	443,654	27,654	—
TZS	04/21/08	393,870,000	285,000	307,364	22,364	—
TZS	04/30/08	512,913,902	376,589	399,405	22,816	—
TZS	06/11/08	347,983,200	255,000	268,293	13,293	—
UAH	10/16/07	1,893,085	376,000	376,713	713	—
UAH	10/22/07	1,844,640	366,000	367,038	1,038	—
UAH	10/24/07	1,793,884	356,000	356,928	928	—
UAH	10/25/07	1,793,105	355,000	356,767	1,767	—
UGX	10/05/07	597,385,200	366,000	341,090	—	24,910
UGX	10/10/07	227,700,000	132,000	129,936	—	2,064
UGX	11/16/07	571,230,000	330,000	324,249	—	5,751
UGX	12/07/07	385,500,500	217,000	218,126	1,126	—
UGX	12/17/07	419,244,000	248,000	236,906	—	11,094
UGX	12/20/07	268,470,000	157,000	151,647	—	5,353
UGX	01/11/08	526,060,000	290,000	296,149	6,149	—
UGX	02/29/08	290,709,000	166,500	162,363	—	4,137
UGX	05/30/08	295,537,500	166,500	162,726	—	3,774
Total Forward Currency Purchase Contracts			$66,274,077	$67,817,267	$1,836,732	293,542

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (concluded)
September 30, 2007 (unaudited)

Forward Currency Sale Contracts open at September 30, 2007:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
ARS	10/30/07	959,728	$304,000	$303,537	$463	—
BRL	10/30/07	828,419	441,000	448,764	—	$7,764
BRL	11/13/07	2,483,000	1,300,000	1,342,939	—	42,939
EUR	10/04/07	952,965	1,303,012	1,355,396	—	52,384
HUF	02/29/08	144,365,483	757,943	810,002	—	52,059
IDR	10/22/07	9,092,425,000	991,000	992,134	—	1,134
ILS	10/22/07	3,028,000	745,042	754,136	—	9,094
ILS	12/19/07	977,040	240,000	243,593	—	3,593
INR	10/09/07	21,521,450	523,000	540,017	—	17,017
KZT	10/01/07	53,817,920	444,923	444,875	48	—
MXN	02/29/08	3,720,704	340,602	336,644	3,958	—
MXN	03/31/08	3,059,937	279,566	276,188	3,378	—
MYR	10/09/07	917,165	265,000	269,260	—	4,260
RUB	11/07/07	12,510,234	489,000	501,087	—	12,087
RUB	11/07/07	18,478,000	736,968	740,122	—	3,154
RUB	02/26/08	11,889,190	468,632	474,600	—	5,968
RUB	05/23/08	16,375,000	645,384	652,952	—	7,568
SKK	10/04/07	32,143,494	1,301,406	1,349,646	—	48,240
TRY	10/19/07	1,567,227	1,232,000	1,285,675	—	53,675
TZS	10/16/07	562,943,400	452,000	454,610	—	2,610
TZS	10/16/07	255,635,000	205,000	206,440	—	1,440
TZS	11/02/07	316,915,000	253,583	255,062	—	1,479
TZS	11/02/07	69,664,000	56,000	56,068	—	68
TZS	11/07/07	338,754,000	271,318	272,420	—	1,102
TZS	06/11/08	347,983,200	263,634	268,293	—	4,659
Total Forward Currency Sale Contracts			$14,310,013	$14,634,460	7,847	332,294
Gross unrealized appreciation/depreciation on Forward Currency Contracts					$1,844,579	$625,836

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments
September 30, 2007 (unaudited)

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost was $157,889,450, aggregate gross unrealized appreciation was $20,035,111, aggregate gross unrealized depreciation was $6,590,785 and the net unrealized appreciation was $13,444,326.

(c)	Segregated security for forward currency contracts.

(d)	Principal amount denominated in respective country’s currency unless otherwise specified.

(e)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At September 30, 2007, these securities amounted to 1.8% of net assets and are not considered to be liquid. Principal amount denominated in U.S. dollars. Interest rate shown reflects current yield as of September 30, 2007.

(f)	Indicates an equity issuance in which the Fund does not pay the full value of the issue up front. In the purchase of an installment receipt, an initial payment is made to the issuer at the time the issue closes and the remaining balance must be paid in installments, typically within a two-year period. The Fund is still entitled to full voting rights and dividends.

Security Abbreviations:
ADR — American Depositary Receipt
IDS — Income Deposit Securities
NTN-B — Brazil Sovereign “Nota do Tesouro Nacional”
TES — Titulos de Tesoreria

Currency Abbreviations:
AED	— United Arab Emirates Dirham	MUR	— Mauritian Rupee
ARS	— Argentine Peso	MXN	— Mexican Peso
BRL	— Brazilian Real	MYR	— Malaysian Ringgit
COP	— Colombian Peso	NGN	— Nigerian Naira
EGP	— Egyptian Pound	PHP	— Philippine Peso
EUR	— Euro	PLN	— Polish Zloty
GHC	— Ghanaian Cedi	RUB	— Russian Ruble
HUF	— Hungarian Forint	SGD	— Singapore Dollar
IDR	— Indonesian Rupiah	SKK	— Slovenska Koruna
ILS	— Israeli Shekel	TRY	— New Turkish Lira
INR	— Indian Rupee	TZS	— Tanzanian Shilling
KWD	— Kuwaiti Dinar	UAH	— Ukranian Hryvnia
KZT	— Kazak Tenge	UGX	— Ugandan Shilling

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments (concluded)
September 30, 2007 (unaudited)

Portfolio holdings by industry (as percentage of net assets):

Industry
Alcohol & Tobacco.	6.6%
Automotive.	0.8
Banking	16.7
Building & Construction	2.8
Chemicals	4.8
Commercial Services	0.8
Computer Software.	0.8
Consumer Products	0.6
Drugs	4.4
Electric	1.5
Energy Exploration & Production	2.0
Energy Integrated	8.1
Energy Services	1.3
Financial Services.	9.9
Forest & Paper Products	2.8
Gas Utilities	0.7
Insurance	1.4
Leisure & Entertainment	4.8
Medical Products	1.0
Metals & Mining.	1.0
Real Estate	1.0
Retail	1.6
Semiconductors & Components	3.5
Telecommunications	16.0
Subtotal	94.9
Foreign Government Obligations	10.4
Structured Notes.	1.8
Repurchase Agreement.	0.3
Total Investments	107.4%

Lazard World Dividend & Income Fund, Inc.

Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)	If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information
(unaudited)

	Position(s)	Principal Occupation(s) During Past 5 Years
Name (Age)	with the Fund(1)	and Other Directorships Held
Board of Directors:
Class I — Directors with Term Expiring in 2010
Independent Directors:
Leon M. Pollack (66)	Director	Former Managing Director, Donaldson, Lufkin & Jenrette;
Chairman of the Board of Trustees, Adelphi University; Director,
J.B. Hanauer & Co. (broker-dealer).

Robert M. Solmson (60)	Director	Director, Colonial Williamsburg Co.; Former Chief Executive
Officer and Chairman, RFS Hotel Investors, Inc.; Former Director,
Morgan Keegan & Co., Inc.; Former Director, Independent Bank,
Memphis.

Interested Director:
Charles Carroll (47)	Chief Executive Officer,	Deputy Chairman and Head of Global Marketing of the
	President and Director	Investment Manager.

Class II — Directors with Term Expiring in 2008
Independent Directors:

Kenneth S. Davidson (62)	Director	President, Davidson Capital Management Corporation; President,
Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of
the Board, Bridgehampton Chamber Music Festival; Trustee,
American Friends of the National Gallery, London.

Nancy A. Eckl (45)	Director	Former Vice President, Trust Investments, American Beacon
Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement
Equities Fund.

Lester Z. Lieberman (77)	Director	Private Investor; Chairman, Healthcare Foundation of New Jersey;
Director, Cives Steel Co.; Director, Northside Power Transmission
Co.; Advisory Trustee, New Jersey Medical School; Director,
Public Health Research Institute; Trustee Emeritus, Clarkson
University; Council of Trustees, New Jersey Performing Arts Center.

Class III — Directors with Term Expiring in 2009
Independent Director:

Richard Reiss, Jr. (63)	Director	Chairman, Georgica Advisors LLC, an investment manager;
Director, O’Charley’s, Inc., a restaurant chain.

Interested Director:

Ashish Bhutani (47)	Director	Chief Executive Officer of the Investment Manager; from 2001 to December 2002, Co-Chief Executive Officer North America
of Dresdner Kleinwort Wasserstein and member of its Global
Corporate and Markets Board and the Global Executive
Committee.

(1)	Each Director also serves as a Director for The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively, the “Lazard Funds”). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, LLC, a privately-offered fund registered under the Investment Company Act of 1940 and advised by an affiliate of the Investment Manager.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information (concluded)
(unaudited)

Position(s) and Term
Name (Age)	with the Fund(1)	Principal Occupation(s) During Past 5 Years

Officers:
Nathan A. Paul (34)	Vice President	Managing Director and General Counsel of the Investment
	and Secretary	Manager.

Stephen St. Clair (49)	Treasurer	Vice President of the Investment Manager.

Brian Kawakami (57)	Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the
Investment Manager; Chief Compliance Officer at INVESCO,
from July 2002 to April 2006.

Brian D. Simon (45)	Assistant Secretary	Director of the Investment Manager.

David A. Kurzweil (33)	Assistant Secretary	Vice President of the Investment Manager; Associate at
Kirkpatrick & Lockhart LLP, a law firm, from August 1999
to January 2003.

Cesar A. Trelles (32)	Assistant Treasurer	Fund Administration Manager of the Investment Manager;
Manager for Mutual Fund Finance Group at UBS Global Asset
Management, from August 1998 to August 2004.

(1) Each officer also serves as an officer for each of the Lazard Funds.

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Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-828-5548
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112-6300 www.LazardNet.com

This report is intended only for the information
of stockholders or those who have received the
prospectus covering shares of Common Stock of
Lazard World Dividend & Income Fund, Inc.
which contains information about management
fees and other costs.